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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 19, 2001



                                 CVS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                       001-01011              05-0494040
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                              Identification No.)




               ONE CVS DRIVE
         WOONSOCKET, RHODE ISLAND                                  02895
(Address of principal executive offices)                         (Zip Code)



                                 (401) 765-1500
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

         99.1           Press release dated March 19, 2001


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CVS CORPORATION

                                 By:    /s/ Philip C. Galbo
                                        --------------------------------------
                                        Philip C. Galbo
                                        Senior Vice President and Treasurer

                                        Dated:  March 19, 2001